UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2008

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO	0-8076	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 18, 2008, Fifth Third Bancorp (the “Company”) issued a press release announcing that Kevin T. Kabat, President and Chief Executive Officer of the Company, has additionally been named Chairman of the Board of Directors effective Tuesday, June 17, 2008. Kabat replaces George A. Schaefer, Jr. who retired from the Board of Directors effective as of June 17, 2008. The Board of Directors has voted to decrease the size of the Board such that no vacancies will result from Mr. Schaefer’s retirement. Also on June 18, 2008, the Company announced that James P. Hackett has been appointed as the Lead Director and Chair of the Company’s Nominating and Corporate Governance Committee. Mr. Hackett will succeed Dudley S. Taft in those roles. Mr. Taft will continue to serve on the Board. A copy of the related press release is filed as Exhibit 99.1 hereto.

Item 7.01	Regulation FD Disclosure

On June 18, 2008, Fifth Third Bancorp issued a press release discussing its capital plans and certain anticipated results for the second quarter of 2008. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information in this press release shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

On June 18, 2008, Fifth Third Bancorp issued a press release regarding its preferred stock offering. A copy of this press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K. The information in this press release shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 8.01	Other Events

Fifth Third Bancorp is filing information regarding its capital plans and certain anticipated results for the second quarter of 2008 contained in the document attached hereto as Exhibit 99.4 to this Form 8-K in order to incorporate by reference such information into its filings made pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 Press Release dated June 18, 2008 (“filed” under the Securities Exchange Act of 1934, as amended)

Exhibit 99.2 Press Release dated June 18, 2008 (solely “furnished” and not “filed” for the purposes of the Securities Exchange Act of 1934, as amended)

Exhibit 99.3 Press Release dated June 18, 2008 (solely “furnished” and not “filed” for the purposes of the Securities Exchange Act of 1934, as amended)

Exhibit 99.4 Management Discussion of Trends (“filed” under the Securities Exchange Act of 1934, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

June 18, 2008	/s/ Daniel T. Poston
Daniel T. Poston Executive Vice President and Chief Financial Officer